Exhibit 99.4

XPO Logistics Completes Acquisition of 3PD

Gains immediate leadership in heavy goods, last-mile logistics

Accelerates financial and operational growth

GREENWICH, Conn. — August 16, 2013 — XPO Logistics, Inc. (NYSE: XPO) (“XPO” or the “company”) today announced that it has completed its previously announced acquisition of 3PD Holding, Inc. (“3PD”) in a transaction valued at approximately $365 million. The acquisition is expected to be significantly accretive to earnings. The company financed the acquisition and related fees and expenses with the net proceeds of its recent $220.5 million public offering of common stock, together with cash on hand.

Bradley Jacobs, chairman and chief executive officer of XPO Logistics, said, “Our acquisition of 3PD gives us immediate leadership in the heavy goods, last-mile space – an underpenetrated market for logistics with an exciting growth trajectory. We welcome 3PD’s customers, carriers and employees, all of whom will benefit from the combined resources of our larger organization.”

Jacobs continued, “We’re very bullish about the opportunities embedded in each of our five avenues of growth: optimizing our existing operations, cold-starts, acquisitions, our strategic and national accounts program, and now last-mile. We’re right on plan for our long-term goal of creating a world-class 3PL with several billion dollars of revenue and several hundred million dollars of EBITDA.”

About 3PD

3PD, founded in 2001, is the premier provider of heavy goods, last-mile logistics in North America. 3PD provides blue chip retailers with customized solutions tailored to their supply chain needs, and serves small and mid-sized shippers by matching them to carriers on a transactional basis. The business has differentiated itself through its ability to assure a superb customer experience using proprietary technology and industry-leading process management.

Advisors

Credit Suisse Group served as financial advisor to the board of directors of XPO Logistics, and Morgan Stanley & Co. LLC served as financial advisor to the board of directors of 3PD.

About XPO Logistics, Inc.

XPO Logistics, Inc. (NYSE: XPO) is one of the fastest growing providers of transportation logistics services in North America, offering freight brokerage, last-mile logistics, expedited transportation and freight forwarding services. The company uses its relationships with more than 22,000 ground, sea and air carriers to serve over 8,600 customers in the manufacturing, industrial, retail, commercial, life sciences and government sectors. XPO is built to deliver constant growth in truck capacity, passionate service and technological innovation through 89 locations in the United States and Canada.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the Company’s future revenue and EBITDA expectations, the expected impact of the 3PD acquisition and the expected growth of the last-mile delivery logistics market. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in our filings with the SEC and the following: economic conditions generally; competition; our ability to find suitable acquisition candidates and execute our acquisition strategy; the impact of the 3PD acquisition; our ability to raise debt and equity capital; our ability to attract and retain key employees to execute our growth strategy, including retention of 3PD’s management team; litigation, including litigation related to misclassification of independent contractors; our ability to develop and implement a suitable information technology system; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to retain our and 3PD’s largest customers; our ability to successfully integrate 3PD and other acquired businesses; and governmental regulation. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

Investor Contact:

XPO Logistics, Inc.

Dana Gibson, +1-203-930-1470

dana.gibson@xpologistics.com

Media Contact:

Brunswick Group

Steve Lipin / Gemma Hart, +1-212-333-3810